                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                      INDEX

Report of Independent Registered Public Accounting Firm                 F-2

Financial Statements:

     Balance Sheet, July 20, 2005                                       F-3

     Statement of Operations, from inception
         (February 3, 2005) to July 20, 2005                            F-4

     Statement of Stockholders' Equity, from inception
         (February 3, 2005) to July 20, 2005                            F-5

     Statement of Cash Flows, from inception
          (February 3, 2005) to July 20, 2005                           F-6

     Notes to Financial Statements                                    F-7 - F-10

                                      F-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Juniper Partners Acquisition Corp.
New York, New York

We have audited the accompanying balance sheet of Juniper Partners Acquisition
Corp. (a corporation in the development stage) as of July 20, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from inception (February 3, 2005) to July 20, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Juniper Partners Acquisition
Corp. as of July 20, 2005, and its results of operations and its cash flows for the period from inception (February 3, 2005) to July 20, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP
BDO Seidman, LLP
New York, New York
July 20, 2005

                                      F-2

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  BALANCE SHEET

                                  JULY 20, 2005



ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                              $  1,284,593
    Cash held in Trust Fund (Note 1)                                         12,625,000
    Prepaid expenses                                                              6,400
                                                                        ----------------
        CURRENT AND TOTAL ASSETS                                           $ 13,915,993
                                                                        ================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Note payable to affiliate (Note 4)                                     $     81,250
    Accrued registration costs                                                   94,093
    Accrued expenses                                                             12,500
                                                                        ----------------

        TOTAL CURRENT LIABILITIES                                               187,843
                                                                        ----------------

Common stock, subject to possible conversion,
    499,750 shares at conversion value                                        2,523,738
                                                                        ----------------

COMMITMENT (Note 6)

STOCKHOLDERS' EQUITY (Notes 7 and 8):
    Preferred stock, par value $.0001 per share,
       5,000 shares authorized, 0 shares issued                                       -
    Common stock, par value $.0001 per share,
       20,000,000 shares authorized, 500,100 shares
       issued and outstanding                                                        50
    Common stock, Class B, par value $.0001 per share,
       5,000,000 shares authorized, 2,500,000 shares issued and
       outstanding (which includes 499,750 shares subject to
       possible conversion)                                                         250
    Additional paid-in-capital                                               11,217,812
    Deficit accumulated in the development stage                                (13,700)
                                                                        ----------------

        TOTAL STOCKHOLDERS' EQUITY                                           11,204,412
                                                                        ----------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 13,915,993
                                                                        ================


                        See Notes to Financial Statements

                                      F-3

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                             STATEMENT OF OPERATIONS

               FROM INCEPTION (FEBRUARY 3, 2005) TO JULY 20, 2005



REVENUE                                                                                $       -

OPERATING EXPENSES:
    Formation and operating costs                                                         13,700
                                                                                 ----------------

NET LOSS FOR THE PERIOD                                                                $ (13,700)
                                                                                 ================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, basic and diluted                          17,957
                                                                                 ================

NET LOSS PER SHARE, basic and diluted                                                  $   (0.76)
                                                                                 ================


                        See Notes to Financial Statements

                                      F-4

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                        STATEMENT OF STOCKHOLDERS' EQUITY

               FROM INCEPTION (FEBRUARY 3, 2005) TO JULY 20, 2005



                                                             COMMON STOCK              COMMON STOCK, CLASS B
                                                      --------------------------- -------------------------------
                                                         SHARES        AMOUNT        SHARES          AMOUNT
                                                      -------------  ------------ -------------- ----------------

BALANCE, February 3, 2005 (inception)                            -           $ -              -              $ -

Issuance of Common Stock to initial
   stockholders                                                100             -              -                -

Issuance of 1,625,000 Warrants
   at $0.05 Per Warrant                                          -             -              -                -

Sale of 250,000 Series A units, 1,250,000
   Series B units and underwriter's option
   through public offering, net of underwriter's
   discount and offering expenses (includes
   499,750 shares of common stock, Class B
   subject to possible conversion) (Note 2)                500,000            50      2,500,000              250

Net Loss for the period                                          -             -              -                -
                                                      -------------  ------------ -------------- ----------------

BALANCE, July 20, 2005                                     500,100          $ 50      2,500,000            $ 250
                                                      =============  ============ ============== ================

                                                                              DEFICIT
                                                          ADDITIONAL       ACCUMULATED IN
                                                           PAID -IN        THE DEVELOPMENT
                                                            CAPITAL            STAGE            TOTAL
                                                       ------------------  --------------  -----------------

BALANCE, February 3, 2005 (inception)                                $ -             $ -                $ -

Issuance of Common Stock to initial
   stockholders                                                      500               -                500

Issuance of 1,625,000 Warrants
   at $0.05 Per Warrant                                           81,250               -             81,250

Sale of 250,000 Series A units, 1,250,000
   Series B units and underwriter's option
   through public offering, net of underwriter's
   discount and offering expenses (includes 499,750
   shares of common stock, Class B subject to
   possible conversion) (Note 2)                              11,136,062                         11,136,362

Net Loss for the period                                                -         (13,700)           (13,700)
                                                       ------------------  --------------  -----------------

BALANCE, July 20, 2005                                      $ 11,217,812       $ (13,700)      $ 11,204,412
                                                       ==================  ==============  =================


                        See Notes to Financial Statements

                                      F-5

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                             STATEMENT OF CASH FLOWS

               FROM INCEPTION (FEBRUARY 3, 2005) TO JULY 20, 2005



OPERATING ACTIVITIES
    Net loss for the period                                             $       (13,700)
    Changes in operating assets and liabilities:
       Increase in prepaid expenses                                              (6,400)
       Increase in accrued expenses                                              12,500
                                                                      ------------------

NET CASH USED IN OPERATING ACTIVITIES                                            (7,600)
                                                                      ------------------

CASH FLOWS FROM INVESTING ACTIVITIES

    Cash contributed to Trust Fund                                          (12,625,000)
                                                                      ------------------

NET CASH USED IN INVESTING ACTIVITIES                                       (12,625,000)
                                                                      ------------------

FINANCING ACTIVITIES
    Proceeds from issuance of common stock to initial stockholders                  500
    Proceeds from issuance of warrants                                           81,250
    Proceeds from note payable to affiliate                                      81,250
    Proceeds from issuance of underwriter's option                                  100
    Net proceeds from sale of units through public
        offering allocable to stockholders' equity                           13,754,093
                                                                      ------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                    13,917,193
                                                                      ------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                     1,284,593

CASH AND CASH EQUIVALENTS
    Beginning of period                                                               -
                                                                      ------------------

    End of period                                                       $     1,284,593
                                                                      ==================

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
    Accrued registration costs                                                 $ 94,093
                                                                      ==================


                        See Notes to Financial Statements

                                      F-6

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

Juniper Partners Acquisition Corp. (the "Company") was incorporated in Delaware on February 3, 2005 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with a currently unidentified operating business. All activity from inception (February
3, 2005) through July 20, 2005 relates to the Company's formation and capital raising activities. The Company has selected December 31 as its fiscal year end.

The Company is considered to be a development stage company and as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7.

The registration statement for the Company's initial public offering
("Offering") was declared effective July 13, 2005. The Company consummated the offering on July 20, 2005 for net proceeds of approximately $13.7 million. The
Company's management has broad authority with respect to the application of the proceeds of such offering although substantially all of the proceeds of such offering are intended to be applied generally toward consummating a merger with or acquisition of an operating business (a "Business Combination"). Pending such a Business Combination, substantially all of the proceeds of any initial public offering would be held in trust ("Trust Fund") to be returned to the holders of
Class B common stock if a Business Combination is not contracted in 12 months, or consummated in 18 months, subsequent to the initial public offering (the
"Target Business Acquisition Period"). In the event there is no Business
Combination, the Company will dissolve and any remaining net assets, after the distribution of the Trust Fund to Class B stockholders, will be distributed to the holders of common stock sold in the Offering.

The Company, after signing a definitive agreement for a Business Combination, is obliged to submit such transaction for approval by a majority of the Class B common stockholders of the Company. Class B stockholders that vote against such proposed Business Combination are, under certain conditions, entitled to convert their shares into a pro-rata distribution from the Trust Fund (the "Conversion
Right"). In the event that holders of a majority of the outstanding shares of
Class B common stock vote for the approval of the Business Combination and that holders owning 20% or more of the outstanding Class B common stock do not exercise their Conversion Rights, the Business Combination may then be consummated. Upon completion of such Business Combination and the payment of any
Conversion Rights (and related cancellation of Class B common stock), the remaining shares of Class B common stock would be converted to common stock.

NOTE 2 - OFFERING

In its initial public offering, effective July 13, 2005 (closed on July 20,
2005), the Company sold to the public 250,000 Series A Units (the "Series A
Units" or a "Series A Unit") and 1,250,000 Series B Units (the "Series B Units"
or a "Series B Unit") at a price of $10.50 and $10.10 per unit, respectively.
Proceeds from the initial public offering, totaled approximately $13.7 million, which was net of $1,590,000 in underwriting and other expenses. Each Series A
Unit consists of two shares of the Company's common stock, five Class W
Redeemable Warrants (a "Class W Warrant"), and five Class Z Redeemable Warrants
(a "Class Z Warrant"). Each Series B unit consists of two shares of the
Company's Class B common stock, one Class W Warrant, and one Class Z Warrant.

Both the Company's common stock and Class B common stock have one vote per share. However, the Class B stockholders may, and the common stockholders may not, vote in connection with a Business Combination. Further, should a Business
Combination not be consummated during the target business acquisition period, the Trust Fund would be distributed pro-rata to all of the Class B common stockholders and their Class B common shares would be cancelled and returned to the status of authorized but unissued shares.

                                      F-7

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS

Each Class W Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a)
July 13, 2006 or (b) the completion of a Business Combination. The Class W
Warrants will expire on July 13, 2010 or earlier upon redemption. Each Class Z
Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 13,
2006 or (b) the completion of a Business Combination. The Class Z Warrants will expire on July 13, 2012 or earlier upon redemption. The Company may redeem the outstanding Class W Warrants and/or Class Z Warrants with the prior consent of
HCFP/Brenner Securities LLC ("HCFP"), the representative of the underwriters of the Offering, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days' prior written notice of redemption, and if, and only if, the last sale price of the
Company's common stock equals or exceeds $7.50 per share and $8.75 per share, for a Class W Warrant and Class Z Warrant, respectively, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

The Company has also sold to HCFP, as representative for the underwriters, for
$100, an option (the "Underwriter's Purchase Option" or "UPO") to purchase up to a total of 12,500 additional Series A Units and/or 62,500 additional Series B
Units (see Note 8). The Series A Units and Series B Units issuable upon exercise of this option are identical to those in the Offering, except that the exercise price of the warrants included in the units are $5.50 per share (110% of the exercise price of the warrants included in the units sold to the public) and the
Class Z Warrants shall be exercisable by HCFP for a period of only five years from the date of the Offering. The UPO is exercisable at $17.325 per Series A
Unit and $16.665 per Series B Unit commencing on the later of (a) July 13, 2006 or (b) the completion of a Business Combination and expires on July 12, 2010.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS - Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

CONCENTRATION OF CREDIT RISK - Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

NET LOSS PER SHARE - Net loss per share is computed based on the weighted average number of shares of common stock and Class B common stock outstanding.

Basic earnings (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Since the effect of outstanding warrants to purchase common stock is antidilutive, they have been excluded from the Company's computation of net loss per share.
Therefore, basic and diluted loss per share were the same for the period from inception (February 3, 2005) through July 20, 2005.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The fair values of the Company's assets and liabilities that qualify as financial instruments under SFAS No. 107 approximate their carrying amounts presented in the balance sheet at July 20,
2005.

USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

                                      F-8

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS

the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES - Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

NEW ACCOUNTING PRONOUNCEMENTS - The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 4 - NOTE PAYABLE TO AFFILIATE

In February 2005, the Company issued a $81,250 non-interest bearing, unsecured note payable to an affiliate of its stockholder. Such note will be repaid from the proceeds of the Offering.

NOTE 5 - INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Significant components of the Company's future tax assets are as follows:

     Tax effect of the operating loss carryforward       $ 5,000
     Other deferred tax assets                               500
     Less valuation allowance                             (5,500)
                                                         -------
     Net deferred tax assets                             $    --
                                                         =======

Management has recorded a full valuation allowance against its deferred tax assets because it believes it is not more likely than not that sufficient taxable income will be realized during the carry-forward period to utilize the deferred tax asset. Realization of the future tax benefits is dependent upon many factors, including the Company's ability to generate taxable income within the loss carry-forward period, which runs through 2025.

NOTE 6 - COMMITMENT

The Company has agreed to pay an affiliate of a stockholder, $7,500 per month, commencing on the effective date of the Offering, for office, secretarial and administrative services.

NOTE 7 - PREFERRED STOCK

The Company is authorized to issue up to 5,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

NOTE 8 - WARRANTS AND OPTION TO PURCHASE COMMON STOCK

In February 2005, the Company issued Class W warrants to purchase 812,500 shares of the Company's common stock, and Class Z warrants to purchase 812,500 shares of the Company's common stock, for an aggregate purchase price of $81,250, or
$0.05 per warrant.

                                      F-9

                       JUNIPER PARTNERS ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENTS

Except as set forth below, the Class W warrants entitle the holder to purchase shares at $5.00, subject to adjustment in certain circumstances, for a period commencing on the later of: (a) completion of a Business Combination and (b)
July 13, 2006, and ending July 12, 2010.

Except as set forth below, the Class Z warrants entitle the holder to purchase shares at $5.00, subject to adjustment in certain circumstances, for a period commencing on the later of: (a) completion of a Business Combination and (b)
July 13, 2006, and ending July 12, 2012.

The Class W warrants and Class Z warrants outstanding prior to the Offering, all of which are held by the Company's initial securityholders or their affiliates, shall not be redeemable by the Company as long as such warrants continue to be held by such initial securityholders or their affiliates.

The Company has issued an option, for $100, to HCFP/Brenner Securities LLC, the representative of the underwriters in the public offering, to purchase up to
12,500 Series A units at an exercise price of $17.325 per unit and/or up to
62,500 Series B units at an exercise price of $16.665 per unit. The fair value of the option, inclusive of the receipt of the $100 cash payment, has been accounted as an expense of the public offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of this option is approximately $220,000 using a Black-Scholes option-pricing model. The fair value of the option granted is estimated as of the date of grant using the following assumptions: (1) expected volatility of 44.5%, (2) risk-free interest rate of 3.89% and (3) contractual life of 5 years. The option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. The Class W warrants and Class Z warrants underlying the Series A units and Series B units within the option will be exercisable at $5.50 per share.

                                      F-10